SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of report (Date of earliest event reported)      November 23, 1999
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                        PREMARK INTERNATIONAL, INC.
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             (Exact name of Registrant as specified in charter)


                                  Delaware
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               (State or other jurisdiction of incorporation)


             1-9256                                     36-3461320
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      (Commission File Number)              (IRS Employer Identification No.)


                  1717 Deerfield Road, Deerfield, IL 60015
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            (Address of principal executive offices) (Zip Code)

                               (847) 405-6000
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            (Registrant's telephone number, including area code)


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       (Former name or former address, if changed since last report)














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Item 1.  Changes in Control of Registrant

         On November 23, 1999, pursuant to the Agreement and Plan of Merger dated as of September 9, 1999 (the "Agreement") among Premark International, Inc., a Delaware corporation ("Premark"), Illinois Tool Works Inc., a Delaware corporation ("ITW") and CS Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of ITW ("Merger Sub"), Merger Sub merged into Premark causing Premark to become a wholly owned subsidiary of ITW (the "Merger"). In connection with the Merger, each outstanding share of Premark common stock was converted into the right to receive 0.8081 of a share of ITW common stock. The Merger will be accounted for as a pooling-of-interests.
























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                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         PREMARK INTERNATIONAL, INC.




Date:     December 8, 1999             By:  /s/ Stewart S. Hudnut
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                                             Name:   Stewart S. Hudnut
                                             Title:  Vice President







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